                                      UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                          FORM 8-K

                                     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2010

                         FAIRFIELD FUTURES FUND L.P. II
             (Exact name of registrant as specified in its charter)

   New York                 000-51282                      56-2421596
--------------             --------------------              ------------------
(State or other      (Commission File           (IRS Employer
jurisdiction of           Number)                    Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 296-1999
                                                            --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On October 1, 2010,  the Fund issued 141.7940  Units in exchange for $145,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable  exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

    FAIRFIELD FUTURES FUND L.P. II

    By: Ceres Managed Futures LLC
General Partner

    By /s/ Walter Davis
           -----------------------
           Walter Davis
           President and Director

    By /s/ Jennifer Magro
           ---------------------------
           Jennifer Magro
           Chief Financial Officer and Director

Date:  October 4, 2010

Ceres Managed Futures LLC
                                                                                 522 Fifth Avenue - 14th Floor
                                                                                           New York, NY 10036

October 4, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Fairfield Futures Fund L.P. II
            Current Report on Form 8-K

Ladies and Gentlemen:

On  behalf of  Fairfield  Futures  Fund  L.P.  II and  pursuant  to Rule  13a-11 promulgated by the Securities and Exchange  Commission  (the  "Commission"),  we
transmit  herewith for filing with the  Commission via EDGAR a Current Report on
Form 8-K  pursuant  to the  Securities  Exchange  Act of 1934 and the  rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 296-1290.

Very truly yours,

/s/ Brian Centner
    -------------
    Brian Centner